SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE ALLOCATION FUNDS
WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
WELLS FARGO ADVANTAGE INCOME FUNDS
WELLS FARGO INTERNATIONAL EQUITY FUNDS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS
WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
WELLS FARGO ADVANTAGE SPECIALTY FUNDS
(Each, a “Fund” and together, the “Funds”)

Effective April 1, 2013, the Funds’ prospectuses and statements of additional information offering Institutional Class shares are amended to include the following changes:

The current language found under the heading “Purchase and Sale of Fund Shares” in each “Fund Summary” section of the Funds’ prospectuses is replaced with the following:

Current Language	Revised Language

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees. In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Institutional Class shares are generally available through financial intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management. In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

In addition, the language in the table under the heading “Minimum Initial Investment” in the “Minimum Investments” column is replaced with the following:

Institutional Class: $5 million (this amount may be reduced or eliminated for certain eligible investors)

The language above the table   in the “How to Buy Shares” section of each Fund’s prospectus is deleted and replaced with the following:

Institutional Class shares are generally available through financial intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management.  Specific eligibility requirements that apply to these entities include:

Employee benefit plan programs;

Broker-dealer managed account or wrap programs that charge an asset-based fee;

Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

Internal Revenue Code Section 529 college savings plan accounts;

Fund of Funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM);

Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

Endowments, non-profits, and charitable organizations who invest a minimum initial amount of $1 million in a Fund;

Any other institutions or customers of financial intermediaries who invest a minimum initial amount of $5 million in a Fund;

Individual investors who invest a minimum initial amount of $5 million directly with a Fund; and

Certain investors and related accounts as detailed in the Funds’ Statement of Additional Information.

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

The Fund offers other classes of shares in addition to those offered through this Prospectus. You may be eligible to invest in one or more of these other classes of shares. Each of the Fund’s share classes bears varying expenses and may differ in other features. Consult your financial intermediary for more information regarding the Fund’s available share classes.

The disclosure contained under the heading “Waiver of Minimum Initial Investment Amount for Institutional Class Shares for Eligible Investors” in the   “Additional Purchase and Redemption Information” section  of   each Fund’s statement of additional information is deleted and replaced with the following:

Elimination of Minimum Initial Investment Amount for Institutional Class Shares for Eligible Investors. An “Eligible Investor” (as defined below) may purchase Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible Investors include:

Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their purchase of such Institutional Class shares;

Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their purchase of Institutional Class shares; and

Clients of Wells Fargo Institutional Retirement Trust (IRT) who are clients of IRT at the time of their purchase of Institutional Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

Shareholder accounts that share a common tax-id number.

Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Former Institutional Class shareholders of an Evergreen Fund (including former Class Y shareholders of an Evergreen Fund, former SouthTrust shareholders and former Vestaur Securities Fund shareholders who became Institutional Class shareholders of an Evergreen Fund) who received Institutional Class shares of a Wells Fargo Advantage Fund in connection with the reorganization of their Evergreen Fund. Such investors may purchase Institutional Class shares at their former minimum investment amount.

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

February 22, 2013                                                                                                                                               LCIT023/P104SP